Events after the reporting date	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting date

20.         Events after the reporting date

On February 26, 2026, the Company awarded a consulting company, affiliated with our Chief Executive Officer, a one-time bonus of $2.0 million, half of which is payable immediately upon the delivery of the newbuilding vessel Hull S3012 (i.e., the vessel constructed by Nihon Shipyard Co. in Japan pursuant to the agreement dated August 18, 2023) and the balance at the delivery of Hull SK 192 (i.e., the vessel constructed by Nihon Shipyard Co. in Japan pursuant to the other agreement dated August 18, 2023), in each case assuming Athanasios Feidakis remains Chief Executive Officer at each such delivery.

On February 28, 2026, the United States and Israel launched strikes against Iran, killing Iran’s supreme leader Ayatollah Khamenei. In retaliation, Iranian missiles and drones targeted Israel and several countries that host U.S. military bases—including Bahrain, the United Arab Emirates, Kuwait, Qatar and Saudi Arabia—and Hezbollah fired projectiles at Israel. While there is significant uncertainty about the duration of the war in Iran, the White House has stated that it may be a protracted engagement.These events have destabilized the region and may lead to significant disruptions across all sectors of the shipping industry.The Company has assessed the potential implications of these events on its operations, financial position and performance. Based on information currently available, including the continuation of core business activities, it is not practicable to reliably estimate the full financial effect of these non-adjusting events on future periods.